Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 13. Commitments and Contingencies

Cystic Fibrosis Foundation Therapeutics Funding agreement

The Company has received royalty bearing grants sponsored by Cystic Fibrosis Foundation Therapeutics, Inc. (“CFFT”). Should the awards result in a successful product, the Company will pay CFFT a specified payment amount in installments following commercialization based on a formula that is six times the total award amount, plus a payment equal to the awarded payments, within sixty days after aggregate net sales of the product exceed certain thresholds. Further, in the event of a license, sale or other transfer of the product or the Company’s development program technology (including a change of control transaction), the Company will pay CFFT a percentage of such transfer payments actually received by the Company or the Company’s shareholders (subject to a royalty cap). As of December 31, 2018, the Company has received $0.5 million in grants and has not had a successful product utilizing CFFT grants.

Operating Leases

The Company leases office and lab space for its corporate headquarters in San Diego, California under a non-cancelable operating lease. The initial lease term ended February 2018 and had monthly rental payments with escalations during the term of the lease.

In October 2017, the Company entered into a new lease for office space adjacent to its previously occupied headquarters. The commencement of the lease began in March 2018 and the lease extends for approximately 84 months from the commencement date. Monthly rental payments are due under the lease and there are escalating rent payments during the term of the lease. The Company is also responsible for its proportional share of operating expenses of the building and common areas. In conjunction with the new lease, the Company will receive free rent for four months and received a tenant improvement allowance of $74,000. The lease may be extended for one five year period at then current market rate with annual escalations. The Company entered into an irrevocable standby letter of credit with the landlord for security of $96,000 upon executing the lease which is included (along with additional funds required to secure the letter of credit) in the balance of non-current restricted cash as of December 31, 2018.

For operating leases, minimum lease payments, including minimum scheduled rent increases, are recognized as rent expense on a straight-line basis over the lease term. Leasehold improvement incentives paid to the Company by the landlord are recorded as a deferred rent and amortized as a reduction of rent expense over the lease term. Rent expense totaled $1.1 million and $334,000 for the years ended December 31, 2018 and 2017, respectively.

Future minimum payments under leases and lease commitments with initial terms greater than one year were as follows at December 31, 2018 (in thousands):

2019	$1,268
2020	1,277
2021	1,315
2022	1,350
2023	1,390
Thereafter	1,745
Total	$8,345